UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 20, 2011
COMPRESSCO PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35195 (Commission File Number)	94-3450907 (IRS Employer Identification No.)
101 Park Avenue, Suite 1200
Oklahoma City, Oklahoma 73102
(Address of principal executive office) (Zip Code)
(405) 677-0221
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.
     On June 20, 2011, Compressco Partners, L.P. (the “Partnership”) completed its initial public offering (the “Offering”) of 2,670,000 common units representing limited partner interests in the Partnership (“Common Units”) at $20.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-155260) (the “Registration Statement”), initially filed on November 10, 2008 by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), including a prospectus regarding the Offering (the “Prospectus”) filed with the Commission on June 16, 2011 pursuant to rule 424(b).
     Contribution Agreement
     On June 20, 2011, in connection with the closing of the Offering, the Partnership entered into a contribution, conveyance and assumption agreement with Compressco Partners GP Inc., the general partner of the Partnership (the “General Partner”), TETRA Technologies, Inc. (“TETRA”), Compressco, Inc., TETRA International Incorporated and certain of their controlled affiliates (the “Contribution Agreement”). A description of the Contribution Agreement is contained in the section of the Prospectus entitled “Certain Relationships and Related Party Transactions — The Contribution, Conveyance and Assumption Agreement” and is incorporated herein by reference. Pursuant to the terms of the Contribution Agreement, at the closing of the Offering, the Partnership issued to TETRA and its affiliates 6,026,757 Common Units, 6,273,970 subordinated units representing limited partner interests in the Partnership (“Subordinated Units”), a 2.0% general partner interest and incentive distribution rights representing limited partner interests in the Partnership (“Incentive Distribution Rights”) as consideration for the assets that TETRA and its affiliates contributed to the Partnership’s capital pursuant to the terms of the Contribution Agreement.
     The foregoing description of the Contribution Agreement and the description of the Contribution Agreement contained in the Prospectus are qualified in their entirety by reference to the full text of the Contribution Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
     Omnibus Agreement
     On June 20, 2011, in connection with the closing of the Offering, the Partnership entered into an omnibus agreement (the “Omnibus Agreement”) with TETRA and the General Partner. A description of the Omnibus Agreement is contained in the section of the Prospectus entitled “Certain Relationships and Related Party Transactions — Omnibus Agreement” and is incorporated herein by reference.
     The foregoing description of the Omnibus Agreement and the description of the Omnibus Agreement contained in the Prospectus are qualified in their entirety by reference to the full text of the Omnibus Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
     Relationships
     As more fully described in the section of the Prospectus entitled “Certain Relationships and Related Party Transactions,” which is incorporated herein by reference, TETRA and its affiliates (i) own 6,026,757 Common Units and 6,273,970 Subordinated Units, (ii) own and control the General Partner, which owns a 2.0% general partner interest in the Partnership and Incentive Distribution Rights, and (iii) appoint all of the directors of the General Partner.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     Contribution Agreement
     The description of TETRA’s contribution of assets to the Partnership pursuant to the terms of the Contribution Agreement provided above under Item 1.01 is incorporated in this Item 2.01 by reference. A copy of the

Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 2.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The description of the Partnership’s assumption of indebtedness pursuant to the terms of the Contribution Agreement provided above under Item 1.01 is incorporated in this Item 2.03 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 2.03 by reference.
Item 3.02 Unregistered Sales of Equity Securities
     The description of the issuances of Common Units, Subordinated Units, general partner interests and Incentive Distribution Rights by the Partnership on June 20, 2011, pursuant to the terms of the Contribution Agreement, under Item 1.01 above is incorporated herein by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.
     Each of the Subordinated Units will convert into one Common Unit at the end of the subordination period set forth in the Partnership Agreement (as such capitalized term is defined under Item 5.03 below). Unless earlier terminated pursuant to the terms of the Partnership Agreement, the subordination period will extend until the first day of any quarter beginning after June 30, 2014 that the Partnership meets the financial tests set forth in the Partnership Agreement, but may end sooner if the Partnership meets additional financial tests set forth in the Partnership Agreement. See Item 5.03 below for a description of the Partnership Agreement. The description of the subordination period contained in the section of the Prospectus entitled “Provisions of Our Partnership Agreement Relating to Cash Distributions—Subordination Period” is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
     First Amended and Restated Agreement of Limited Partnership of Compressco Partners, L.P.
     On June 20, 2011, in connection with the closing of the Offering, the General Partner amended and restated the Partnership’s agreement of limited partnership (as so amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the section of the Prospectus entitled “The Partnership Agreement” and is incorporated herein by reference.
     The foregoing description of the Partnership Agreement and the description of the Partnership Agreement contained in the Prospectus are qualified in their entirety by reference to the full text of the Partnership Agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.
     First Amended and Restated Bylaws of Compressco Partners GP Inc.
     On June 20, 2011, in connection with the closing of the Offering, the General Partner amended and restated its bylaws (as so amended and restated, the “Bylaws”). The amendments to the Bylaws included provisions regarding, among other things, the rights of the stockholders of the General Partner, the management of the General Partner by the board of directors and officers of the General Partner and the indemnification rights of directors, officers and certain other agents of the General Partner. A description of these indemnification rights under the Bylaws is contained in Part II of the Registration Statement under the section entitled “Information Not Required In the Prospectus — Indemnification of Directors, Executive Officers and other Persons” and is incorporated herein by reference.
     The foregoing description of the Bylaws and the description of the Bylaws contained in the Registration Statement is qualified in its entirety by reference to the full text of the Bylaws, a copy of which are filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

3.1	First Amended and Restated Agreement of Limited Partnership of Compressco Partners, L.P., dated June 20, 2011.

3.2	First Amended and Restated Bylaws of Compressco Partners GP Inc., dated June 20, 2011.

10.1	Contribution, Conveyance and Assumption Agreement, dated June 20, 2011, by and among Compressco, Inc., Compressco Field Services, Inc., Compressco Canada, Inc., Compressco de Mexico, S. de R.L. de C.V., Compressco Partners GP Inc., Compressco Partners, L.P., Compressco Partners Operating, LLC, Compressco Netherlands B.V., Compressco Holdings, LLC, Compressco Netherlands Coöperatief U.A., Compressco Partners Sub, Inc., TETRA International Incorporated, Production Enhancement Mexico, S. de R.L. de C.V. and TETRA Technologies, Inc.

10.2	Omnibus Agreement, dated June 20, 2011, by and among Compressco Partners, L.P., TETRA Technologies, Inc. and Compressco Partners GP Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPRESSCO PARTNERS, L.P.
	By:	COMPRESSCO PARTNERS GP INC.,
its general partner

Dated: June 24, 2011	By:	/s/ Ronald J. Foster
		Name:	Ronald J. Foster
		Title:	President

EXHIBIT INDEX

3.1	First Amended and Restated Agreement of Limited Partnership of Compressco Partners, L.P., dated June 20, 2011.

3.2	First Amended and Restated Bylaws of Compressco Partners GP Inc., dated June 20, 2011.

10.1	Contribution, Conveyance and Assumption Agreement, dated June 20, 2011, by and among Compressco, Inc., Compressco Field Services, Inc., Compressco Canada, Inc., Compressco de Mexico, S. de R.L. de C.V., Compressco Partners GP Inc., Compressco Partners, L.P., Compressco Partners Operating, LLC, Compressco Netherlands B.V., Compressco Holdings, LLC, Compressco Netherlands Coöperatief U.A., Compressco Partners Sub, Inc., TETRA International Incorporated, Production Enhancement Mexico, S. de R.L. de C.V. and TETRA Technologies, Inc.

10.2	Omnibus Agreement, dated June 20, 2011, by and among Compressco Partners, L.P., TETRA Technologies, Inc. and Compressco Partners GP Inc.